SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549



	FORM 8-K

	CURRENT REPORT



	Pursuant to Section 13 of 15(d) of
	the Securities Exchange Act of 1934

	____________________________________


	Date of Report (Date of earliest event reported):  25 July 1996


	CATERPILLAR FINANCIAL ASSET TRUST 1996-A
	(Exact name of Registrant as specified in charter)



                               Delaware
	(State or other jurisdiction
	of incorporation)



       333-2988                                     Applied for 1996
(Commission File Number)                       (IRS Employer I.D. No.)


c/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:      (702)735-2514








	Page 1 of 13 pages.
	The Exhibit Index appears at Page 3


Item 7.  Financial Statements, and Exhibits

               (c)   Exhibits

                Exhibit
                Number                   Description

                99.1     Statement to Certificateholders

                99.2     Statement to Noteholders

                99.3     Servicer's Certificate








	SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CATERPILLAR FINANCIAL ASSET TRUST 1996-A

					   By:  CATERPILLAR FINANCIAL
						   SERVICES CORPORATION
							  (Servicer)



                            By /s/ Frank C. Carder_______________
                               Frank C. Carder, Treasurer



DATE:  July, 29, 1996







	Page 2



	EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                     Numbered
Number                   Description                          Page


99.1      Statement to Certificateholders				    4
99.2      Statement to Noteholders                              6

99.3      Servicer's Certificate                                8



































Page 3

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